UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        --------------------------------
                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 19, 2005
                             -----------------------
                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

            GEORGIA                       000-28000                       58-2213805
        --------------                  --------------                ------------------
(State or Other Jurisdiction       (Commission File Number)           (IRS Employer
     of Incorporation)                                                Identification No.)

  600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA       30339-5949
 -------------------------------------------------------------------------------
          (Address of principal executive office)         (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900
          -------------------------------------------------------------

         (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 19, 2005 the Board of Directors of the Registrant approved an amendment to the Retainer Agreement between the Registrant and David A. Cole dated July 20, 2005, the non-executive Chairman of the Board that (ii) reduces effective as of October 1, 2005 the monthly cash retainer fees payable to the non-executive Chairman of the Board to the regular monthly Board retainer of $2,500 and a supplemental monthly retainer of $5,000, and (ii) as of such effective date, makes the non-executive Chairman of the Board eligible for the attendance fees paid to the other members of the Board of Directors, $1,500 for each meeting of the Board of Directors and $1,000 for each Board committee meeting.

There are no material relationships between Mr. Cole and the Registrant other than Mr. Cole's service as a director and as non-executive Chairman of the Board and his ownership of the Registrant's securities, as disclosed in Item 8.01 of the Form 8-K filed by the Registrant on July 25, 2005 and in the Registrant's proxy statement for its annual meeting of shareholders held May 3, 2005, under the heading "Ownership of Directors, Principal Shareholders and Certain Executive Officers", which disclosures are incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRG-SCHULTZ INTERNATIONAL, INC.


Date:  October 21, 2005                By: /s/ Michael D. Picchi
                                          -----------------------------------
                                          Michael D. Picchi
                                          Senior Vice President Finance &
                                          Controller


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